UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 4, 2016
Date of Report (Date of earliest event reported)

HANDENI GOLD INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

P.O. Box 33507, Plot 82A, ITV Road, Mikocheni Light Industrial Area Dar es Salaam, the United Republic of Tanzania (Address of principal executive offices)	N/A (Zip Code)

+255-222-70-00-84
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 1, 2016, the board of directors of Handeni Gold Inc. (the "Corporation") amended Section 9.05 of the Corporation's bylaws to allow for the issuance of common shares in the capital stock of the Corporation in book entry form (the "By-Law Amendment").

A copy of the By-Law Amendment is attached hereto as Exhibit 3.1. A copy of the Corporation's news release, dated February 4, 2016, announcing the By-Law Amendment is also attached hereto as Exhibit 99.1

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits
Exhibit	Description
3.1	By-Law Amendment
99.1	News Release dated February 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDENI GOLD INC.
DATE: February 4, 2016	By: /s/ Reyno Scheepers Name: Reyno Scheepers Position: Chief Executive Officer

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